SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 20, 2002
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                           THE SERVICEMASTER COMPANY
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      1-14762               36-3858106
           --------                      -------               ----------
   (State or Other Jurisdiction      (Commission File        (I.R.S. Employer
 of Incorporation or Organization)       Number)         Identification Number)



    2300 Warrenville Road, Downers Grove, Illinois           60515
    ----------------------------------------------           -----
      (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (630) 271-1300
                                                     --------------


                             Not Applicable
                             ---------------
       (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         On May 20, 2002, The ServiceMaster Company, a Delaware corporation (the "Company"), with the approval of the Company's Board of Directors and its Audit and Finance Committee, dismissed Arthur Andersen LLP ("Andersen") as its independent accountants and engaged Deloitte & Touche LLP as its new independent accountants. The appointment of Deloitte & Touche LLP became effective on May 22, 2002.

         During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and the interim period subsequent to December 31, 2001, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such periods.

         Andersen's report on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two most recent fiscal years and the interim period subsequent to December 31, 2001 there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested that Andersen furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from Andersen dated May 22, 2002 is attached as Exhibit 16.1.

         During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and through May 20, 2002, the Company did not consult with Deloitte & Touch LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matters or reportable events, as described in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      EXHIBITS:

16.1     Letter of Arthur Andersen LLP dated May 22, 2002.

99.1     Press Release issued by the Company on May 22, 2002.



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                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE SERVICEMASTER COMPANY


Date:  May 22, 2002       By:  /s/  Steven C. Preston
                                --------------------------------
                                Steven C. Preston
                                Executive Vice President and
                                Chief Financial Officer



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                             EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------

16.1     Letter of Arthur Andersen LLP dated May 22, 2002.
99.1     Press Release issued by the Company on May 22, 2002.







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